UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2014

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund for the twelve-month reporting period ended February 28, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 28, 2014

II	Western Asset Emerging Markets Debt Fund

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the twelve months ended February 28, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce's final reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. After holding steady for several months, unemployment fell to 7.3% in July 2013 and as low as 6.6% in January 2014, before ticking up to 6.7% in February 2014. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in February 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 37.0% of the 10.5 million Americans looking for work in February 2014 had been out of work for more than six months. In contrast, 35.8% had been out of work for more than six months in January 2014.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising in December 2013, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 and 0.4% in February 2014, both versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $189,000 in February 2014, up 9.1% from February 2013. The inventory of homes available for sale in February 2014 was 6.4% higher than the previous month at a 5.2 month supply at the current sales pace and 5.3% higher than in February 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI's highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February 2014. During February 2014, fourteen of the eighteen industries within

Western Asset Emerging Markets Debt Fund	III

Investment commentary (cont’d)

the PMI expanded, versus eleven expanding the prior month.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014–15, largely on account of recovery in the advanced economies." From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed's meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. Finally, at its meeting that concluded on March 19, 2014, after the reporting period ended, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it held rates steady at its meeting in February 2014, ECB President Mario Draghi said “Developments in

IV	Western Asset Emerging Markets Debt Fund

global money and financial market conditions and related uncertainties, notably in the emerging market economies, may have the potential to negatively affect economic conditions…. The reason for today's decision not to act has really to do with the complexity of the situation ... and the need to acquire more information.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People's Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Emerging Markets Debt Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high-yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, securities we determine to be of comparable credit quality). The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions. The Fund will be invested in at least three emerging market countries. The Fund may invest in securities of any maturity. We attempt to maintain the dollar-weighted average effective duration of the Fund’s portfolio within a range of 20% (above or below) of the duration of the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

We believe attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management.

We actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, we assimilate the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. In allocating among different countries, the following are some of the factors we consider: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, political outlook and tax environment. We then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the level of credit, interest rate, liquidity, or other risks presented by these securities. We engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	1

Fund overview (cont’d)

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a strong finish, the emerging market debt asset class posted weak results during the twelve months ended February 28, 2014, with the EMBI Global returning -3.02%.

The EMBI Global’s weakness during the reporting period was triggered by a number of factors, including moderating growth in many emerging market countries, geopolitical events, concerns whether China could orchestrate a “soft landing” for its economy, periods of rising commodity prices and higher interest rates in the U.S. The U.S. Federal Reserve Board's (“Fed”)iii announcement that it would start to taper its monthly asset purchases beginning in January 2014 also negatively impacted the asset class. Against this backdrop, emerging markets debt experienced periods of heightened volatility and overall weak investor demand. However, despite mounting tensions in the Ukraine, the asset class rallied sharply toward the end of the reporting period, helping to partially offset its earlier losses.

Looking at the three sectors of the asset class, as discussed, U.S. dollar-denominated government debt, as represented by the EMBI Global, fell 3.02%, whereas emerging market corporate bonds gained 0.11%. Elsewhere, local currency bonds declined 10.14% over the twelve months ended February 28, 2014.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocation to emerging market corporate bonds, while reducing its exposure to local currencies.

From a country perspective, the Fund initiated or added to its exposures in a number of smaller emerging market countries, including Croatia, Lithuania, Nigeria, Sri Lanka, Ukraine and Vietnam. We also increased the Fund’s allocation to Hungary. In contrast, we pared the Fund's allocations to Malaysia, Turkey and Venezuela, and eliminated its positions in Panama and the Philippines. In terms of currencies, we reduced the Fund's exposures to the Brazilian real and the Russian ruble, while completely selling its positions in the Indonesian rupiah and the Turkish lira.

The Fund used U.S. Treasury futures to manage our duration and yield curveiv exposure. These detracted from the Fund’s results during the period. Currency forwards, which were used to manage the Fund’s local currency exposure, were also negative for performance.

2	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Performance review

For the twelve months ended February 28, 2014, Class I shares of Western Asset Emerging Markets Debt Fund returned -5.31%. The Fund’s unmanaged benchmark, the EMBI Global, returned -3.02% for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Average1 returned -4.30% over the same time frame.

Performance Snapshot as of February 28, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Fund:
Class A	5.10%	-5.74%
Class C	4.60%	-6.42%
Class C1♦	4.90%	-6.09%
Class FI	5.09%	-5.62%
Class I	5.26%	-5.31%
Class IS	5.35%	-5.36%
JPMorgan Emerging Markets Bond Index Global	5.88%	-3.02%
Lipper Emerging Markets Hard Currency Debt Funds Category Average[1]	4.71%	-4.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares is not shown because this share class commenced operations on September 3, 2013.

The 30-Day SEC Yields for the period ended February 28, 2014 for Class A, Class C, Class C1, Class FI, Class I and Class IS shares were 5.16%, 4.65%, 4.94%, 5.44%, 5.69% and 5.83%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class FI, Class I and Class IS shares would have been 4.67%, 4.08%, 4.84%, 3.00%, 5.28% and 5.53%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 191 funds for the six-month period and among the 163 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class I and Class IS shares were 1.22%, 1.89%, 1.83%, 1.26%, 0.85% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.70% for Class C1 shares, 1.20% for Class FI shares, 0.95% for Class I shares and 0.80% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight allocation to corporate bonds from Brazil, Russia and Columbia. In each case they outperformed the EMBI Global.

The Fund’s overweight exposure to local rates in Mexico was beneficial. We feel that a combination of political and economic reforms and a low degree of country risk makes Mexico an attractive opportunity.

In addition, Standard & Poor’s upgraded Mexico from BBB to BBB+ in December 2013, stating that, “…the passage of landmark energy reform, supported by some changes in the fiscal framework, bolsters Mexico’s growth prospects and fiscal flexibility in the medium-term.”

A number of individual corporate holdings were also additive for performance, including the Fund’s overweight positions in Mexican industrials company Cemex, Mexican telecommunications firm Axtel and Indian mining company Vedanta Resources.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to the Brazilian real. It performed poorly given moderating economic growth, central bank rate hikes and rising inflation. Political issues and the Fed’s decision to taper its quantitative easing program also weighed on the currency. Elsewhere from a currency perspective, the Fund's overweights to the Russian ruble and Turkish lira were negative for performance.

An overweight to Venezuela detracted from the Fund’s performance. The death of Venezuelan President Chavez in March 2013 created a number of uncertainties in the county and the political climate remained

4	Western Asset Emerging Markets Debt Fund 2014 Annual Report

highly unsettled during the reporting period. The country’s economy continued to be weak and inflation soared, causing its bond yields to move sharply higher.

The Fund’s large underweight to Hungary was also a negative for results as it outperformed the EMBI Global during the fiscal year.

Elsewhere, a number of individual corporate overweights detracted from results, including Mexican metals and mining company Southern Copper and Mexican telecommunication firm Grupo Televisa, as well as Brazilian energy company Petrobras.

Thank you for your investment in Western Asset Emerging Markets Debt Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 18, 2014

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in high-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of February 28, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total net assets) as of February 28, 2014 were: Sovereign Bonds (50.5%), Energy (20.0%), Materials (12.8%), Telecommunication Services (4.2%) and Utilities (2.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	5

Fund overview (cont’d)

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2014 and February 28, 2013 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2013 and held for the six months ended February 28, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.10%	$1,000.00	$1,051.00	1.25%	$6.36	[3]	Class A	5.00%	$1,000.00	$1,018.60	1.25%	$6.26
Class A2[4]	5.46	1,000.00	1,054.60	1.23	6.16	[5]	Class A2	5.00	1,000.00	1,018.70	1.23	6.16
Class C	4.60	1,000.00	1,046.00	2.00	10.15	[3]	Class C	5.00	1,000.00	1,014.88	2.00	9.99
Class C1	4.90	1,000.00	1,049.00	1.67	8.48	[3]	Class C1	5.00	1,000.00	1,016.51	1.67	8.35
Class FI	5.09	1,000.00	1,050.90	1.20	6.10	[3]	Class FI	5.00	1,000.00	1,018.84	1.20	6.01
Class I	5.26	1,000.00	1,052.60	0.95	4.83	[3]	Class I	5.00	1,000.00	1,020.08	0.95	4.76
Class IS	5.35	1,000.00	1,053.50	0.80	4.07	[3]	Class IS	5.00	1,000.00	1,020.83	0.80	4.01

8	Western Asset Emerging Markets Debt Fund 2014 Annual Report

[1]	For the six months ended February 28, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	For the period September 3, 2013 (commencement of operations) to February 28, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (178), then divided by 365.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class C1♦	Class FI	Class I	Class IS
Twelve Months Ended 2/28/14	-5.74%	N/A	-6.42%	-6.09%	-5.62%	-5.31%	-5.36%
Five Years Ended 2/28/14	N/A	N/A	N/A	N/A	N/A	13.36	N/A
Ten Years Ended 2/28/14	N/A	N/A	N/A	N/A	N/A	8.37	N/A
Inception* through 2/28/14	5.68	5.46%	-2.00	3.48	3.65	10.42	-4.97

With sales charges[2]	Class A	Class A2†	Class C	Class C1♦	Class FI	Class I	Class IS
Twelve Months Ended 2/28/14	-9.74%	N/A	-7.31%	-6.98%	-5.62%	-5.31%	-5.36%
Five Years Ended 2/28/14	N/A	N/A	N/A	N/A	N/A	13.36	N/A
Ten Years Ended 2/28/14	N/A	N/A	N/A	N/A	N/A	8.37	N/A
Inception* through 2/28/14	4.57	-0.57%	-2.00	3.48	3.65	10.42	-4.97

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 1/13/10 through 2/28/14)	25.60%
Class A2 (Inception date of 9/3/13 through 2/28/14)	5.46
Class C (Inception date of 8/1/12 through 2/28/14)	-3.15
Class C1♦ (Inception date of 9/2/10 through 2/28/14)	12.68
Class FI (Inception date of 12/7/11 through 2/28/14)	8.31
Class I (2/29/04 through 2/28/14)	123.42
Class IS (Inception date of 1/31/13 through 2/28/14)	-5.36

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25% and 5.75%, respectively. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*

Inception dates for Class A, A2, C, C1♦, FI, I and IS shares are January 13, 2010, September 3, 2013, August 1, 2012, September 2, 2010, December 7, 2011, October 17, 1996 and January 31, 2013, respectively.

10	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Fund vs. JPMorgan Emerging Markets Bond Index Global† — February 2004 - February 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Fund on February 28, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”). The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	11

Spread duration (unaudited)

Economic exposure — February 28, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA EM Debt	— Western Asset Emerging Markets Debt Fund

12	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA EM Debt	— Western Asset Emerging Markets Debt Fund

Western Asset Emerging Markets Debt Fund 2014 Annual Report	13

Schedule of investments

February 28, 2014

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 50.5%
Argentina — 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,295,000		$2,159,543
Brazil — 4.3%
Federative Republic of Brazil, Notes	10.000%	1/1/17	16,064,000	BRL	6,530,969
Federative Republic of Brazil, Notes	10.000%	1/1/21	6,704,000	BRL	2,550,957
Total Brazil					9,081,926
Chile — 1.2%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,830,000		2,658,247	(a)
Colombia — 3.4%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	3,570,000		3,730,650
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,180,000		1,159,350
Republic of Colombia, Senior Bonds	6.125%	1/18/41	500,000		550,000
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,420,000		1,728,850
Total Colombia					7,168,850
Croatia — 1.5%
Republic of Croatia, Notes	5.500%	4/4/23	2,300,000		2,334,500	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	860,000		948,150	(a)
Total Croatia					3,282,650
El Salvador — 0.1%
Republic of El Salvador, Senior Notes	5.875%	1/30/25	118,000		106,200	(a)
Gabon — 0.3%
Gabonese Republic, Bonds	6.375%	12/12/24	570,000		587,100	(a)
Hungary — 1.2%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	2,458,000		2,540,958
Indonesia — 4.0%
Republic of Indonesia, Notes	3.750%	4/25/22	1,250,000		1,189,125	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	2,460,000		2,263,200	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		120,225	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		405,650	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,850,000		1,919,375	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	850,000		767,125	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,770,000		1,903,253	(a)
Total Indonesia					8,567,953
Lithuania — 1.1%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	190,000		232,750	(a)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,880,000		2,180,236	(a)
Total Lithuania					2,412,986

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 4.9%
United Mexican States, Bonds	8.000%	6/11/20	12,696,900	MXN	$1,079,055
United Mexican States, Bonds	6.500%	6/9/22	63,670,200	MXN	4,926,700
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	217,805
United Mexican States, Bonds	8.500%	11/18/38	24,550,000	MXN	2,098,919
United Mexican States, Senior Notes	3.625%	3/15/22	2,152,000		2,173,520
Total Mexico					10,495,999
Nigeria — 0.3%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	350,000		354,813	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	200,000		202,500	(a)
Total Nigeria					557,313
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	21,000		24,281
Peru — 3.9%
Republic of Peru, Bonds	6.550%	3/14/37	1,008,000		1,197,000
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		192,000
Republic of Peru, Senior Bonds	8.750%	11/21/33	3,367,000		4,865,315
Republic of Peru, Senior Bonds	5.625%	11/18/50	608,000		632,320
Republic of Peru, Senior Notes	7.125%	3/30/19	1,255,000		1,521,687
Total Peru					8,408,322
Poland — 2.2%
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		1,093,925
Republic of Poland, Senior Notes	5.000%	3/23/22	3,364,000		3,700,400
Total Poland					4,794,325
Romania — 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	300,000		307,688	(a)
Russia — 5.9%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	2,000,000		2,036,000	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	6,958,380		8,085,637	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,600,000		2,574,000	(a)
Total Russia					12,695,637
Sri Lanka — 0.8%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	1,600,000		1,684,000	(a)
Turkey — 6.3%
Republic of Turkey, Notes	6.750%	5/30/40	2,360,000		2,453,810
Republic of Turkey, Notes	4.875%	4/16/43	360,000		293,760
Republic of Turkey, Senior Bonds	5.625%	3/30/21	4,330,000		4,529,180
Republic of Turkey, Senior Bonds	5.750%	3/22/24	560,000		574,000
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000		1,580,295

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	15

Schedule of investments (cont’d)

February 28, 2014

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,620,000	$2,813,880
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000	1,215,820
Total Turkey				13,460,745
Ukraine — 1.0%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	1,114,000	995,916	(a)
Republic of Ukraine, Senior Notes	7.750%	9/23/20	415,000	373,500	(a)
Republic of Ukraine, Senior Notes	7.800%	11/28/22	739,000	657,710	(a)
Total Ukraine				2,027,126
Venezuela — 6.8%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	2,931,000	2,454,712	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	6,765,000	4,938,450
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	73,000	52,195
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,705,000	6,987,600	(a)
Total Venezuela				14,432,957
Vietnam — 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	310,000	342,550	(a)
Total Sovereign Bonds (Cost — $109,474,753)				107,797,356
Corporate Bonds & Notes — 43.9%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.2%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	480,000	487,200	(a)
Media — 0.3%
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	520,000	562,900	(a)
Total Consumer Discretionary				1,050,100
Consumer Staples — 1.5%
Beverages — 0.3%
Coca-Cola Icecek AS, Senior Bonds	4.750%	10/1/18	570,000	592,544	(a)
Food Products — 0.8%
Alicorp SAA, Senior Notes	3.875%	3/20/23	420,000	391,650	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	360,000	347,400	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	740,000	751,100	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	400,000	242,000	(a)
Total Food Products				1,732,150
Personal Products — 0.4%
Hypermarcas SA, Notes	6.500%	4/20/21	740,000	797,350	(a)
Total Consumer Staples				3,122,044

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 20.0%
Energy Equipment & Services — 0.8%
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	930,000	$1,016,025	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	730,000	707,187	(a)
Total Energy Equipment & Services				1,723,212
Oil, Gas & Consumable Fuels — 19.2%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	420,000	387,450	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	398,760	446,133	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	66,460	74,355	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	1,040,000	1,170,520	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	130,000	156,650
Ecopetrol SA, Senior Notes	5.875%	9/18/23	907,000	986,363
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,330,000	1,268,488	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	620,000	641,700	(a)
KazMunayGas National Co., Notes	7.000%	5/5/20	2,300,000	2,596,010	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	434,250	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,650,000	1,815,000	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	690,000	757,275	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	1,180,000	1,218,350	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,382,400	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000	916,750	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	858,000	944,022
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,230,000	1,239,231
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	950,000	923,110
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,320,000	1,069,200	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	196,400
Petroleos Mexicanos, Notes	6.375%	1/23/45	210,000	223,472	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	950,000	1,040,250
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	3,410,000	3,571,975
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	3,920,000	4,246,771
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	700,000	665,393
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,089,675	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,530,000	1,737,392	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	270,000	273,375	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	820,000	795,810	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,130,000	1,039,600	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	550,000	552,750	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	17

Schedule of investments (cont’d)

February 28, 2014

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,000,000	$1,194,750	(a)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	990,000	1,033,121	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	2,450,000	2,835,875	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	900,000	879,750	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,260,000	1,115,100	(a)
Total Oil, Gas & Consumable Fuels				40,918,716
Total Energy				42,641,928
Financials — 0.1%
Real Estate Management & Development — 0.1%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	265,000	273,944	(a)
Industrials — 2.2%
Building Products — 0.8%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,080,000	1,057,050	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	590,000	614,337	(a)
Total Building Products				1,671,387
Construction & Engineering — 1.1%
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	630,000	612,675	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	350,000	350,000	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,450,000	1,294,125	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000	205,431	(a)
Total Construction & Engineering				2,462,231
Transportation Infrastructure — 0.3%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	600,000	591,000	(a)
Total Industrials				4,724,618
Materials — 12.8%
Chemicals — 1.0%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,126,000	1,083,775	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	302,000	328,425	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	844,000	833,450	(a)
Total Chemicals				2,245,650
Construction Materials — 2.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	790,000	731,738	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,250,000	3,740,750	(a)
Cemex SAB de CV, Senior Secured Notes	7.250%	1/15/21	200,000	215,000	(a)
Total Construction Materials				4,687,488
Containers & Packaging — 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	200,000	205,500	(a)

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 8.5%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	613,000	$676,599
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,250,000	1,267,187	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	387,000	(a)
Evraz Group SA, Senior Notes	6.750%	4/27/18	2,220,000	2,186,700	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	1,050,000	971,250	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	700,000	665,000	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,380,000	1,269,600	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	530,000	525,363	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	65,883
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	343,425
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,860,000	1,916,092
Southern Copper Corp., Senior Notes	5.250%	11/8/42	340,000	292,718
Vale Overseas Ltd., Notes	8.250%	1/17/34	81,000	98,242
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,867,000	4,173,765
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	80,000	80,212
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,790,000	1,877,262	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,320,000	1,311,750	(a)
Total Metals & Mining				18,108,048
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	590,000	596,371
Inversiones CMPC SA, Notes	4.750%	1/19/18	350,000	370,935	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	480,000	468,735	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	690,000	677,327	(a)
Total Paper & Forest Products				2,113,368
Total Materials				27,360,054
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 1.6%
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	2,234,000	2,222,830	(a)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	510,000	509,773	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000	434,500	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	330,000	325,875	(a)
Total Diversified Telecommunication Services				3,492,978
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	940,000	890,750
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	580,000	627,125	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	462,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,790,000	2,917,642	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	19

Schedule of investments (cont’d)

February 28, 2014

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		$209,150	(a)
Total Wireless Telecommunication Services					5,106,667
Total Telecommunication Services					8,599,645
Utilities — 2.8%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000		139,750	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	400,000		396,000	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	510,000		517,650	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	500,000		469,258	(a)
Total Electric Utilities					1,522,658
Gas Utilities — 0.8%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	700,000		661,500	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	940,000		989,350	(a)
Total Gas Utilities					1,650,850
Independent Power Producers & Energy Traders — 1.1%
AES Gener SA, Notes	5.250%	8/15/21	550,000		567,378	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	670,000		732,220	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		109,286	(a)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	840,000		856,800	(a)
Total Independent Power Producers & Energy Traders					2,265,684
Multi-Utilities — 0.2%
E-CL SA, Notes	5.625%	1/15/21	100,000		106,647	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	350,000		419,125	(a)
Total Multi-Utilities					525,772
Total Utilities					5,964,964
Total Corporate Bonds & Notes (Cost — $93,799,187)					93,737,297
Convertible Bonds & Notes — 0.2%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost — $512,472)	8.000%	1/31/20	4,257,300	MXN	481,568	(a)
Total Investments before Short-Term Investments (Cost — $203,786,412)					202,016,221

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 1.9%
Repurchase Agreements — 1.9%
Barclays Capital Inc. repurchase agreement dated 2/28/14; Proceeds at maturity — $4,200,007; (Fully collateralized by U.S. government obligations, 1.750% due 10/31/20; Market value — $4,284,126) (Cost — $4,200,000)	0.020%	3/3/14	4,200,000	$4,200,000
Total Investments — 96.5% (Cost — $207,986,412#)				206,216,221
Other Assets in Excess of Liabilities — 3.5%				7,385,757
Total Net Assets — 100.0%				$213,601,978

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $209,724,446.

Abbreviations used in this schedule:
BRL	— Brazilian Real
MXN	— Mexican Peso

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	21

Schedule of investments (cont’d)

February 28, 2014

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country (unaudited)**
Mexico	17.0%
Russia	13.8
Brazil	13.0
Venezuela	7.5
Turkey	7.1
Colombia	6.4
Indonesia	5.9
Peru	5.5
Chile	3.6
Poland	2.3
India	2.0
Croatia	1.6
Kazakhstan	1.5
Argentina	1.3
Hungary	1.2
Lithuania	1.2
Ukraine	1.0
Malaysia	0.8
United Arab Emirates	0.8
Sri Lanka	0.8
Qatar	0.8
South Africa	0.6
Trinidad and Tobago	0.5
China	0.4
Gabon	0.3
Nigeria	0.3
Luxembourg	0.3
Vietnam	0.2
Romania	0.1
Bermuda	0.1
El Salvador	0.1
Panama	0.0 †
Short-Term Investments	2.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Statement of assets and liabilities

February 28, 2014

Assets:
Investments, at value (Cost — $207,986,412)	$206,216,221
Foreign currency, at value (Cost — $184,821)	165,983
Cash	1,035,768
Interest receivable	3,753,886
Receivable for securities sold	3,353,402
Receivable for Fund shares sold	776,943
Deposits with brokers for open futures contracts	62,004
Unrealized appreciation on forward foreign currency contracts	41,914
Prepaid expenses	81,703
Total Assets	215,487,824

Liabilities:
Payable for securities purchased	1,076,557
Payable for Fund shares repurchased	256,740
Unrealized depreciation on forward foreign currency contracts	232,699
Investment management fee payable	43,109
Service and/or distribution fees payable	11,047
Payable to broker — variation margin on open futures contracts	7,219
Trustees' fees payable	224
Accrued expenses	258,251
Total Liabilities	1,885,846
Total Net Assets	$213,601,978

Net Assets:
Par value (Note 7)	$409
Paid-in capital in excess of par value	232,793,392
Undistributed net investment income	1,044,880
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(18,258,576)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(1,978,127)
Total Net Assets	$213,601,978

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	23

Statement of assets and liabilities (cont’d)

February 28, 2014

Shares Outstanding:
Class A	8,990,537
Class A2	145,197
Class C	303,722
Class C1	83,584
Class FI	766,127
Class I	30,468,373
Class IS	187,645

Net Asset Value:
Class A (and redemption price)	$5.23
Class A2 (and redemption price)	$5.22
Class C*	$5.21
Class C1*	$5.25
Class FI (and redemption price)	$5.22
Class I (and redemption price)	$5.21
Class IS (and redemption price)	$5.21
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.46
Class A2 (based on maximum initial sales charge of 4.25%)	$5.45

*	Redemption price per share is NAV of Class C and Class C1shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Statement of operations

For the Year Ended February 28, 2014

Investment Income:
Interest	$19,566,793

Expenses:
Investment management fee (Note 2)	2,551,252
Transfer agent fees (Note 5)	578,960
Registration fees	152,302
Service and/or distribution fees (Notes 2 and 5)	140,626
Shareholder reports	53,658
Legal fees	50,894
Audit and tax	46,092
Fund accounting fees	39,973
Custody fees	22,829
Insurance	9,040
Trustees' fees	6,427
Miscellaneous expenses	12,445
Total Expenses	3,664,498
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(464,403)
Net Expenses	3,200,095
Net Investment Income	16,366,698

Realized and Unrealized Loss on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(11,307,672)
Futures contracts	(197,817)
Foreign currency transactions	(1,476,575)
Net Realized Loss	(12,982,064)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(29,256,583)
Futures contracts	(19,692)
Foreign currencies	(13,969)
Change in Net Unrealized Appreciation (Depreciation)	(29,290,244)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(42,272,308)
Decrease in Net Assets from Operations	$(25,905,610)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	25

Statements of changes in net assets

For the Years Ended February 28,	2014	2013

Operations:
Net investment income	$16,366,698	$19,375,168
Net realized loss	(12,982,064)	(974,286)
Change in net unrealized appreciation (depreciation)	(29,290,244)	20,729,464
Increase (Decrease) in Net Assets From Operations	(25,905,610)	39,130,346

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(19,000,252)	(17,750,374)
Decrease in Net Assets From Distributions to Shareholders	(19,000,252)	(17,750,374)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	192,401,104	581,910,215
Reinvestment of distributions	14,301,700	14,058,059
Cost of shares repurchased	(570,524,278)	(129,232,775)
Increase (Decrease) in Net Assets From Fund Share Transactions	(363,821,474)	466,735,499
Increase (Decrease) in Net Assets	(408,727,336)	488,115,471

Net Assets:
Beginning of year	622,329,314	134,213,843
End of year*	$213,601,978	$622,329,314
*Includesundistributed net investment income of:	$1,044,880	$5,390,902

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2014	2013	2012[2]	2011	2010[3]

Net asset value, beginning of year	$5.87	$5.64	$5.30	$4.93	$4.94

Income (loss) from operations:
Net investment income	0.25	0.23	0.27	0.29	0.04
Net realized and unrealized gain (loss)	(0.59)	0.22	0.32	0.24	(0.05)
Total income (loss) from operations	(0.34)	0.45	0.59	0.53	(0.01)

Less distributions from:
Net investment income	(0.30)	(0.22)	(0.25)	(0.16)	—
Total distributions	(0.30)	(0.22)	(0.25)	(0.16)	—

Net asset value, end of year	$5.23	$5.87	$5.64	$5.30	$4.93
Total return[4]	(5.74)%	8.14%	11.57%	10.67%	(0.20)%

Net assets, end of year (000s)	$47,028	$36,023	$10,685	$991	$105

Ratios to average net assets:
Gross expenses	1.47%	1.22%	1.40%	1.57%	1.56%[5]
Net expenses[6,7,8]	1.24	1.21	1.25	1.25	1.25 [5]
Net investment income	4.64	3.91	4.95	5.40	5.74 [5]

Portfolio turnover rate	36%	21%	16%	21%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees' consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2014[2]

Net asset value, beginning of period	$5.11

Income from operations:
Net investment income	0.13
Net realized and unrealized gain	0.15
Total income from operations	0.28

Less distributions from:
Net investment income	(0.17)
Total distributions	(0.17)

Net asset value, end of period	$5.22
Total return[3]	5.46%

Net assets, end of period (000s)	$758

Ratios to average net assets:
Gross expenses[4]	1.30%
Net expenses[4,5,6,7]	1.23
Net investment income[4]	5.02

Portfolio turnover rate	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 3, 2013 (commencement of operations) to February 28, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2014	2013[2]

Net asset value, beginning of year	$ 5.85	$ 5.76

Income (loss) from operations:
Net investment income	0.21	0.11
Net realized and unrealized gain (loss)	(0.59)	0.09
Total income (loss) from operations	(0.38)	0.20

Less distributions from:
Net investment income	(0.26)	(0.11)
Total distributions	(0.26)	(0.11)

Net asset value, end of year	$5.21	$5.85
Total return[3]	(6.42)%	3.49%

Net assets, end of year (000s)	$1,583	$1,071

Ratios to average net assets:
Gross expenses	2.24%	1.89%[4]
Net expenses[5,6,7]	1.98	1.88 [4]
Net investment income	3.85	3.17 [4]

Portfolio turnover rate	36%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (commencement of operations) to February 28, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C1 Shares[1,2]	2014	2013	2012[3]	2011[4]

Net asset value, beginning of year	$5.87	$5.64	$5.29	$5.40

Income (loss) from operations:
Net investment income	0.22	0.20	0.25	0.13
Net realized and unrealized gain (loss)	(0.58)	0.22	0.32	(0.11)
Total income (loss) from operations	(0.36)	0.42	0.57	0.02

Less distributions from:
Net investment income	(0.26)	(0.19)	(0.22)	(0.13)
Total distributions	(0.26)	(0.19)	(0.22)	(0.13)

Net asset value, end of year	$5.25	$5.87	$5.64	$5.29
Total return[5]	(6.09)%	7.62%	11.03%	0.41%

Net assets, end of year (000s)	$439	$1,928	$1,053	$735

Ratios to average net assets:
Gross expenses	1.98%	1.83%	1.98%	1.81%[6]
Net expenses[7,8,9]	1.70	1.69	1.68	1.70 [6]
Net investment income	3.98	3.45	4.61	4.88 [6]

Portfolio turnover rate	36%	21%	16%	21%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29.

[4]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$5.85	$5.63	$5.40

Income (loss) from operations:
Net investment income	0.25	0.23	0.05
Net realized and unrealized gain (loss)	(0.58)	0.22	0.28
Total income (loss) from operations	(0.33)	0.45	0.33

Less distributions from:
Net investment income	(0.30)	(0.23)	(0.10)
Total distributions	(0.30)	(0.23)	(0.10)

Net asset value, end of year	$5.22	$5.85	$5.63
Total return[3]	(5.62)%	8.07%	6.19%

Net assets, end of year (000s)	$4,000	$9,337	$561

Ratios to average net assets:
Gross expenses	1.51%	1.26%	1.25%[4]
Net expenses[5,6,7]	1.19	1.15	1.20 [4]
Net investment income	4.61	3.96	4.65 [4]

Portfolio turnover rate	36%	21%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 7, 2011 (commencement of operations) to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2014	2013	2012[3]	2011	2010

Net asset value, beginning of year	$5.84	$5.61	$5.28	$4.93	$3.51

Income (loss) from operations:
Net investment income	0.26	0.25	0.29	0.31	0.32
Net realized and unrealized gain (loss)	(0.57)	0.22	0.32	0.23	1.31
Total income (loss) from operations	(0.31)	0.47	0.61	0.54	1.63

Less distributions from:
Net investment income	(0.32)	(0.24)	(0.28)	(0.19)	(0.21)
Total distributions	(0.32)	(0.24)	(0.28)	(0.19)	(0.21)

Net asset value, end of year	$5.21	$5.84	$5.61	$5.28	$4.93
Total return[4]	(5.31)%	8.48%	11.99%	11.00%	46.61%

Net assets, end of year (000s)	$158,816	$573,115	$121,915	$61,593	$18,141

Ratios to average net assets:
Gross expenses	1.00%	0.85%	1.00%	1.24%	1.95%
Net expenses[5,6,7]	0.89	0.85	0.95	0.95	0.95
Net investment income	4.85	4.26	5.33	5.85	7.03

Portfolio turnover rate	36%	21%	16%	21%	62%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2014	2013[2]

Net asset value, beginning of year	$5.85	$5.85

Income (loss) from operations:
Net investment income	0.27	0.02
Net realized and unrealized loss	(0.59)	(0.02)
Total income (loss) from operations	(0.32)	0.00	[3]

Less distributions from:
Net investment income	(0.32)	—
Total distributions	(0.32)	—

Net asset value, end of year	$5.21	$5.85
Total return[4]	(5.36)%	0.00%[5]

Net assets, end of year (000s)	$978	$855

Ratios to average net assets:
Gross expenses	1.07%	0.86%[6]
Net expenses[7,8,9]	0.80	0.80	[6]
Net investment income	5.05	4.20	[6]

Portfolio turnover rate	36%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2013 (commencement of operations) to February 28, 2013.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

34	Western Asset Emerging Markets Debt Fund 2014 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Emerging Markets Debt Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$107,797,356	—	$107,797,356
Corporate bonds & notes	—	93,737,297	—	93,737,297
Convertible bonds & notes	—	481,568	—	481,568
Total long-term investments	—	$202,016,221	—	$202,016,221
Short-term investments†	—	4,200,000	—	4,200,000
Total investments	—	$206,216,221	—	$206,216,221
Other financial instruments:
Futures contracts	$88	—	—	$88
Forward foreign currency contracts	—	$41,914	—	41,914
Total other financial instruments	$88	$41,914	—	$42,002
Total	$88	$206,258,135	—	$206,258,223

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$232,699	—	$232,699

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

36	Western Asset Emerging Markets Debt Fund 2014 Annual Report

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

Western Asset Emerging Markets Debt Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

38	Western Asset Emerging Markets Debt Fund 2014 Annual Report

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $232,699. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

40	Western Asset Emerging Markets Debt Fund 2014 Annual Report

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,712,468)	$1,712,468

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares did not exceed 1.25%, 1.45%, 2.00%, 1.70%, 1.20%, 0.95% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

During the year ended February 28, 2014, fees waived and/or expenses reimbursed amounted to $464,403.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares (formerly Class C shares), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2014, LMIS and its affiliates retained sales charges of $15,217 and $33 on sales of the Fund’s Class A shares and Class A2 shares, respectively. In addition, for the year ended February 28, 2014, CDSCs paid to LMIS and its affiliates were:

	Class C	Class C1
CDSCs	$8,582	$45

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$121,955,683
Sales	455,913,070

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,561,646
Gross unrealized depreciation	(7,069,871)
Net unrealized depreciation	$(3,508,225)

42	Western Asset Emerging Markets Debt Fund 2014 Annual Report

At February 28, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	33	6/14	$4,109,443	$4,109,531	$88

At February 28, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank, N.A.	3,226,844	$4,453,971	5/15/14	$41,181
Contracts to Sell:
Brazilian Real	Citibank, N.A.	5,707,687	2,408,591	4/15/14	733
Brazilian Real	Citibank, N.A.	10,875,670	4,589,431	4/15/14	(144,940)
Euro	Citibank, N.A.	3,260,589	4,500,549	5/15/14	(87,759)
					(231,966)
Net unrealized loss on open forward foreign currency contracts					$(190,785)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$88	—	$88
Forward foreign currency contracts	—	$41,914	41,914
Total	$88	$41,914	$42,002

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$232,699

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the year ended February 28, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(197,817)	—	$(197,817)
Forward foreign currency contracts	—	$(1,373,988)	(1,373,988)
Total	$(197,817)	$(1,373,988)	$(1,571,805)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(19,692)	—	$(19,692)
Forward foreign currency contracts	—	$(5,082)	(5,082)
Total	$(19,692)	$(5,082)	$(24,774)

During the year ended February 28, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$9,192,993
Forward foreign currency contracts (to buy)	9,319,402
Forward foreign currency contracts (to sell)	6,977,800

The following table presents by financial instrument, the Fund's derivative assets net of the related collateral held by the Fund at February 28, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$41,914	—	$41,914

The following table presents by financial instrument, the Fund's derivative liabilities net of the related collateral pledged by the Fund at February 28, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$7,219	$(7,219)	—
Forward foreign currency contracts	232,699	—	$232,699
Total	$239,918	$(7,219)	$232,699

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

44	Western Asset Emerging Markets Debt Fund 2014 Annual Report

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day's variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class A2, Class C, Class C1 and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$96,023	$128,278
Class A2†	389	177
Class C	19,593	7,135
Class C1	8,296	4,925
Class FI	16,325	25,203
Class I	—	411,445
Class IS	—	1,797
Total	$140,626	$578,960

†	For the period September 3, 2013 (commencement of operations) to February 28, 2014.

For the year ended February 28, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$87,245
Class A2†	109
Class C	5,027
Class C1	3,274
Class FI	20,412
Class I	345,791
Class IS	2,545
Total	$464,403

†	For the period September 3, 2013 (commencement of operations) to February 28, 2014.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended February 28, 2014		Year Ended February 28, 2013
Net Investment Income:
Class A	$2,137,906		$788,387
Class A2	11,068	†	—
Class C	90,511		9,401	‡
Class C1*	56,498		60,916
Class FI	345,638		179,406
Class I	16,301,614		16,712,264
Class IS	57,017		—	**
Total	$19,000,252		$17,750,374

†	For the period September 3, 2013 (commencement of operations) to February 28, 2014.

‡	For the period August 1, 2012 (commencement of operations) to February 28, 2013.

*	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

**	For the period January 31, 2013 (commencement of operations) to February 28, 2013.

7. Shares of beneficial interest

At February 28, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2014				Year Ended February 28, 2013
	Shares		Amount		Shares		Amount
Class A
Shares sold	6,240,817		$33,647,325		6,056,020		$35,203,215
Shares issued on reinvestment	401,636		2,118,792		136,272		787,239
Shares repurchased	(3,793,543)		(20,914,456)		(1,945,840)		(11,347,337)
Net increase	2,848,910		$14,851,661		4,246,452		$24,643,117

Class A2
Shares sold	143,490	†	$748,803	†	—		—
Shares issued on reinvestment	2,155	†	11,069	†	—		—
Shares repurchased	(448)	†	(2,328)	†	—		—
Net increase	145,197	†	$757,544	†	—		—

Class C
Shares sold	332,691		$1,882,338		189,099	‡	$1,107,122	‡
Shares issued on reinvestment	16,864		89,067		1,598	‡	9,401	‡
Shares repurchased	(229,064)		(1,188,615)		(7,466)	‡	(43,748)	‡
Net increase	120,491		$782,790		183,231	‡	$1,072,775	‡

46	Western Asset Emerging Markets Debt Fund 2014 Annual Report

	Year Ended February 28, 2014		Year Ended February 28, 2013
	Shares	Amount	Shares		Amount
Class C1*
Shares sold	—	—	187,739		$1,036,820
Shares issued on reinvestment	10,423	$56,499	10,601		60,916
Shares repurchased	(255,139)	(1,357,658)	(56,523)		(328,235)
Net increase (decrease)	(244,716)	$(1,301,159)	141,817		$769,501

Class FI
Shares sold	931,744	$5,062,653	1,591,301		$9,122,660
Shares issued on reinvestment	65,118	345,415	30,615		177,138
Shares repurchased	(1,826,307)	(9,965,845)	(126,080)		(737,500)
Net increase (decrease)	(829,445)	$(4,557,777)	1,495,836		$8,562,298

Class I
Shares sold	27,578,262	$150,507,635	94,333,821		$534,576,899
Shares issued on reinvestment	2,180,004	11,623,841	2,260,337		13,023,365
Shares repurchased	(97,370,482)	(536,717,376)	(20,234,305)		(116,767,955)
Net increase (decrease)	(67,612,216)	$(374,585,900)	76,359,853		$430,832,309

Class IS
Shares sold	102,806	$552,350	147,616	**	$863,499	**
Shares issued on reinvestment	10,821	57,017	—	**	—	**
Shares repurchased	(72,226)	(378,000)	(1,372)	**	(8,000)	**
Net increase	41,401	$231,367	146,244	**	$855,499	**

†	For the period September 3, 2013 (commencement of operations) to February 28, 2014.

‡	For the period August 1, 2012 (commencement of operations) to February 28, 2013.

*	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

**	For the period January 31, 2013 (commencement of operations) to February 28, 2013.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class A2	Class C	Class C1	Class FI	Class I	Class IS
3/27/2014 3/28/2014	$0.035946	$0.037878	$0.026740	$0.028323	$0.035787	$0.038446	$0.041063

The tax character of distributions paid during the fiscal years ended February 28, were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$19,000,252	$17,750,374

Western Asset Emerging Markets Debt Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,089,321
Deferred Capital Losses*	(14,014,758)
Capital loss carryforward**	(2,575,950)
Other book/tax temporary differences(a)	25,725
Unrealized appreciation (depreciation)(b)	(3,716,161)
Total accumulated earnings (losses) — net	$(19,191,823)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

**	As of February 28, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2018	$(2,575,950)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup's asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand

48	Western Asset Emerging Markets Debt Fund 2014 Annual Report

review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. In November 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. On January 13, 2014, the appeals court denied Plaintiff’s petition.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Emerging Markets Debt Fund 2014 Annual Report	49

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Debt Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Fund as of February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2014

50	Western Asset Emerging Markets Debt Fund 2014 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Emerging Markets Debt Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

Western Asset Emerging Markets Debt Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager's and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager's and each Subadviser's senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a

52	Western Asset Emerging Markets Debt Fund

description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as emerging markets debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2013 was below the median and the performance for the 10-year period ended June 30, 2013 was above the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods. The Board noted that the Fund’s performance had improved more recently.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board also considered the overall management fee, the Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory

Western Asset Emerging Markets Debt Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as emerging markets debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and its Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2015.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee does not have breakpoints. The Board also considered that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds in the same Lipper investment classification/objective at all asset levels. In addition, the Board noted that the Fund’s Contractual Management Fee was below the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

54	Western Asset Emerging Markets Debt Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Emerging Markets Debt Fund	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

56	Western Asset Emerging Markets Debt Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Emerging Markets Debt Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

58	Western Asset Emerging Markets Debt Fund

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Emerging Markets Debt Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

60	Western Asset Emerging Markets Debt Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Emerging Markets Debt Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

62	Western Asset Emerging Markets Debt Fund

Western Asset

Emerging Markets Debt Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010879 4/14 SR14-2164

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2013 and February 28, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $165,200 in 2013 and $149,005 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $6,000 in 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,750 in 2013 and $12,250 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 22, 2014